                                                                    EXHIBIT 10.4

================================================================================

                               SUBSIDIARY GUARANTY

                           Dated as of March 31, 2003

RE:    $25,000,000 3.69% Senior Notes, Series 2003A-1, due March 31, 2008
       $55,000,000 5.08% Senior Notes, Series 2003A-2, due March 31, 2013
    $20,000,000 Floating Rate Senior Notes, Series 2003B, due March 31, 2010
                                       of
                                Libbey Glass Inc.

================================================================================

                                TABLE OF CONTENTS

                          (Not a part of the Agreement)

SECTION                                                            HEADING                                              PAGE
Parties..........................................................................................................         1

Recitals.........................................................................................................         1

SECTION 1.                 DEFINITIONS...........................................................................         2

SECTION 2.                 GUARANTY OF NOTES AND NOTE PURCHASE AGREEMENT.........................................         2

SECTION 3.                 GUARANTY OF PAYMENT AND PERFORMANCE...................................................         3

SECTION 4.                 GENERAL PROVISIONS RELATING TO THE GUARANTY...........................................         3

SECTION 5.                 REPRESENTATIONS AND WARRANTIES OF THE GUARANTORS......................................         8

SECTION 6.                 AMENDMENTS, WAIVERS AND CONSENTS......................................................         9

SECTION 7.                 NOTICES...............................................................................        10

SECTION 8.                 MISCELLANEOUS.........................................................................        11

Signature........................................................................................................        12

ATTACHMENTS TO SUBSIDIARY GUARANTY:

EXHIBIT A     --     Guaranty Joinder

                               SUBSIDIARY GUARANTY

RE:    $25,000,000 3.69% Senior Notes, Series 2003A-1, due March 31, 2008
       $55,000,000 5.08% Senior Notes, Series 2003 A-2, due March 31, 2013
    $20,000,000 Floating Rate Senior Notes, Series 2003B, due March 31, 2010
                                       of
                                Libbey Glass Inc.

         This SUBSIDIARY GUARANTY dated as of March 31, 2003 (the "Guaranty") is entered into on a joint and several basis by each of the undersigned (which parties are hereinafter referred to individually as a "Guarantor" and collectively as the "Guarantors").

                                 R E C I T A L S

         A. Each Guarantor is presently a direct or indirect Subsidiary of Libbey Glass Inc., a Delaware corporation (the "Company"). The Company is a wholly-owned Subsidiary of Libbey Inc., a Delaware corporation (the "Parent Guarantor").

         B. In order to raise funds to refinance existing indebtedness and for general corporate purposes, the Company has entered into the Note Purchase Agreement dated as of March 31, 2003 (the "Note Purchase Agreement") between the Company and each of the purchasers named on Schedule A attached to the Note Purchase Agreement (the "Note Purchasers") providing for, among other things, the issue and sale by the Company to the Note Purchasers of the Company's (i) $25,000,000 3.69% Senior Notes, Series 2003A-1, due March 31, 2008 (the "Series 2003A-1 Notes"), (ii) $55,000,000 5.08% Senior Notes, Series 2003A-2, due March
31, 2013 (the "Series 2003A-2 Notes"), and (iii) $20,000,000 Floating Rate Senior Notes, Series 2003B, due March 31, 2010 (the "2003B Notes" and, collectively with the Series 2003A-1 Notes and the 2003A-2 Notes, the "Notes"). The Note Purchasers, together with their successors and assigns, are hereinafter collectively referred to as the "Holders".

         C. The Note Purchasers have required as a condition of their purchase of the Notes that the Parent Guarantor enter into that certain Parent Guaranty Agreement dated as of even date herewith (the "Parent Guaranty") for the benefit of the Holders and that the Parent Guarantor and the Company cause each of the undersigned to enter into this Guaranty and to cause any Subsidiary (other than a Foreign Subsidiary which is a borrower under the Bank Credit Agreement) which is required by the terms of the Bank Credit Agreement to become a party to (as co-obligor with the Parent Guarantor), or otherwise guaranty Debt outstanding under the Bank Credit Agreement to enter into a Guaranty Joinder in substantially the form set forth as Exhibit A hereto (a "Guaranty Joinder"), in each case as security for the Notes, and the Parent Guarantor and the Company have agreed to cause each of the undersigned to execute this Guaranty and to cause each such Subsidiary to execute a Guaranty Joinder, in each case in order to induce the Note Purchasers to purchase the Notes and thereby benefit the Parent Guarantor and its Subsidiaries by providing funds to be used for general corporate purposes of the Parent

                                    EXHIBIT A
                            (to Subsidiary Guaranty)

Libbey Glass Inc.                                                     Subsidiary

Guarantor and its Subsidiaries (including stock buybacks and acquisitions) and to repay existing indebtedness of the Company.

         D. Each Guarantor is desirous that the Note Purchasers enter into the Securities Purchase Agreement and purchase the Notes, and by so doing the Note Purchasers will be conferring substantial financial and other benefits on the Guarantors.

         NOW, THEREFORE, as required by the Note Purchase Agreement and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, each Guarantor does hereby covenant and agree, jointly and severally, as follows:

SECTION 1.           DEFINITIONS.

         Capitalized terms used herein shall have the meanings set forth in the Note Purchase Agreement or the Parent Guaranty, as the case may be, unless herein defined or the context shall otherwise require.

SECTION 2.           GUARANTY OF NOTES AND NOTE PURCHASE AGREEMENT.

         (a) Each Guarantor jointly and severally does hereby irrevocably, absolutely and unconditionally guarantee unto the Holders: (1) the full and prompt payment of the principal of, Make-Whole Amount, if any, Series B Premium Amount, if any, and LIBOR Breakage Amount, if any, and interest on the Notes from time to time outstanding, as and when such payments shall become due and payable, whether by lapse of time, upon redemption or prepayment, by extension or by acceleration or declaration or otherwise (including (to the extent legally enforceable) interest due on overdue payments of principal, Make-Whole Amount, if any, Series B Premium Amount, if any, and LIBOR Breakage Amount, if any, and interest) in Federal or other immediately available funds of the United States of America which at the time of payment or demand therefor shall be legal tender for the payment of public and private debts, (2) the full and prompt performance and observance by the Company of each and all of the obligations, covenants and agreements required to be performed or owed by the Company under the terms of the Notes and the Note Purchase Agreement and (3) the full and prompt payment, upon demand by any Holder, of all costs and expenses, legal or otherwise (including reasonable attorneys' fees), if any, as shall have been expended or incurred in the protection or enforcement of any rights, privileges or liabilities in favor of the Holders under or in respect of the Notes, the Note Purchase Agreement or under this Guaranty or in any action in connection therewith or herewith and in each and every case irrespective of the validity, regularity, or enforcement of any of the Notes or Note Purchase Agreement or any of the terms thereof or any other like circumstance or circumstances.

         (b) The liability of each Guarantor under this Guaranty shall not exceed an amount equal to a maximum amount as will, after giving effect to such maximum amount and all other liabilities of such Guarantor, contingent or otherwise, result in the performance of the obligations of such Guarantor hereunder not constituting a fraudulent transfer, obligation or conveyance.

Libbey Glass Inc.                                                     Subsidiary

SECTION 3.           GUARANTY OF PAYMENT AND PERFORMANCE.

         This is a guarantee of payment and performance and each Guarantor hereby waives, to the fullest extent permitted by law, any right to require that any action on or in respect of any Note or the Note Purchase Agreement be brought against the Company or any other Person or that resort be had to any direct or indirect security for the Notes or for this Guaranty or any other remedy. Any Holder may, at its option, proceed hereunder against any Guarantor in the first instance to collect monies when due, the payment of which is guaranteed hereby, without first proceeding against the Company or any other Person and without first resorting to any direct or indirect security for the Notes or for this Guaranty or any other remedy. The liability of each Guarantor hereunder shall in no way be affected or impaired by any acceptance by any Holder of any direct or indirect security for, or other guaranties of, any Debt, liability or obligation of the Company or any other Person to any Holder or by any failure, delay, neglect or omission by any Holder to realize upon or protect any such guarantees, Debt, liability or obligation or any notes or other instruments evidencing the same or any direct or indirect security therefor or by any approval, consent, waiver, or other action taken, or omitted to be taken by any such Holder.

         The covenants and agreements on the part of the Guarantors herein contained shall be joint and several covenants and agreements, and references to the Guarantors shall be deemed references to each of them and none of them shall be released from liability hereunder by reason of the Guaranty ceasing to be binding as a continuing security on any other of them.

SECTION 4.           GENERAL PROVISIONS RELATING TO THE GUARANTY.

         (a) Each Guarantor hereby consents and agrees that any Holder or Holders from time to time, with or without any further notice to or assent from any other Guarantor may, without in any manner affecting the liability of any Guarantor under this Guaranty, and upon such terms and conditions as any such Holder or Holders may deem advisable:

                  (1) extend in whole or in part (by renewal or otherwise), modify, increase, change, compromise, release or extend the duration of the time for the performance or payment of any Debt, liability or obligation of the Company or of any other Person secondarily or otherwise liable for any Debt, liability or obligations of the Company on the Notes, or waive any Default with respect thereto, or waive, modify, amend or change any provision of any other agreement or this Guaranty; or

                  (2) sell, release, surrender, modify, impair, exchange or substitute any and all property, of any nature and from whomsoever received, held by, or for the benefit of, any such Holder as direct or indirect security for the payment or performance of any Debt, liability or obligation of the Company or of any other Person secondarily or otherwise liable for any Debt, liability or obligation of the Company on the Notes; or

                  (3) settle, adjust or compromise any claim of the Company against any other Person secondarily or otherwise liable for any Debt, liability or obligation of the Company on the Notes.

Libbey Glass Inc.                                                     Subsidiary

         Each Guarantor hereby ratifies and confirms any such extension, renewal, change, sale, release, waiver, surrender, exchange, modification, amendment, impairment, substitution, settlement, adjustment or compromise and that the same shall be binding upon it, and hereby waives, to the fullest extent permitted by law, any and all defenses, counterclaims or offsets which it might or could have by reason thereof, it being understood that such Guarantor shall at all times be bound by this Guaranty and remain liable hereunder.

         (b) Each Guarantor hereby waives, to the fullest extent permitted by law:

                  (1) notice of acceptance of this Guaranty by the Holders or of the creation, renewal or accrual of any liability of the Company, present or future, or of the reliance of such Holders upon this Guaranty (it being understood that all Debt, liabilities and obligations described in Section 2 hereof shall conclusively be presumed to have been created, contracted or incurred in reliance upon the execution of this Guaranty); and

                  (2) demand of payment by any Holder from the Company or any other Person indebted in any manner on or for any of the Debt, liabilities or obligations hereby guaranteed; and

                  (3) presentment for the payment by any Holder or any other Person of the Notes or any other instrument, protest thereof and notice of its dishonor to any party thereto and to such Guarantor.

         The obligations of each Guarantor under this Guaranty and the rights of any Holder to enforce such obligations by any proceedings, whether by action at law, suit in equity or otherwise, shall not be subject to any reduction, limitation, impairment or termination, whether by reason of any claim of any character whatsoever or otherwise and shall not be subject to any defense, set-off, counterclaim (other than any compulsory counterclaim), recoupment or termination whatsoever.

         (c) The obligations of each Guarantor hereunder shall be binding upon such Guarantor and its successors and assigns, and shall remain in full force and effect until the entire principal, interest, and Make-Whole Amount, if any, Series Premium Amount, if any, and LIBOR Breakage Amount, if any, on the Notes and all other sums due pursuant to Section 2 hereof shall have been paid and such obligations shall not be affected, modified or impaired upon the happening from time to time of any event, including, without limitation, any of the following, whether or not with notice to or the consent of any Guarantor:

                  (1) the genuineness, validity, regularity or enforceability of the Notes, the Note Purchase Agreement or any other agreement or any of the terms of any thereof, the continuance of any obligation on the part of the Company, any other Guarantor or any other Person on or in respect of the Notes or under the Note Purchase Agreement or any other agreement or the power or authority or the lack of power or authority of the Company to issue the Notes or the Company to execute and deliver the Note Purchase Agreement or any other agreement or of any other Guarantor to execute and deliver this

Libbey Glass Inc.                                                     Subsidiary

         Guaranty or to perform any of its obligations hereunder or the existence or continuance of the Company, any other Guarantor or any other Person as a legal entity; or

                  (2) any default, failure or delay, willful or otherwise, in the performance by the Company, any other Guarantor or any other Person of any obligations of any kind or character whatsoever under the Notes, the Note Purchase Agreement, this Guaranty or any other agreement; or

                  (3) any creditors' rights, bankruptcy, receivership or other insolvency proceeding of the Company, any other Guarantor or any other Person or in respect of the property of the Company, any other Guarantor or any other Person or any merger, consolidation, reorganization, dissolution, liquidation, the sale of all or substantially all of the assets of or winding up of the Company, any other Guarantor or any other Person; or

                  (4) impossibility or illegality of performance on the part of the Company, any other Guarantor or any other Person of its obligations under the Notes, the Note Purchase Agreement, this Guaranty or any other agreements; or

                  (5) in respect of the Company, any other Guarantor or any other Person, any change of circumstances, whether or not foreseen or foreseeable, whether or not imputable to the Company, any other Guarantor or any other Person, or other impossibility of performance through fire, explosion, accident, labor disturbance, floods, droughts, embargoes, wars (whether or not declared), civil commotion, acts of God or the public enemy, delays or failure of suppliers or carriers, inability to obtain materials, action of any federal or state regulatory body or agency, change of law or any other causes affecting performance, or any other force majeure, whether or not beyond the control of the Company, any other Guarantor or any other Person and whether or not of the kind hereinbefore specified; or

                  (6) any attachment, claim, demand, charge, Lien, order, process, encumbrance or any other happening or event or reason, similar or dissimilar to the foregoing, or any withholding or diminution at the source, by reason of any taxes, assessments, expenses, Debt, obligations or liabilities of any character, foreseen or unforeseen, and whether or not valid, incurred by or against the Company, any Guarantor or any other Person or any claims, demands, charges or Liens of any nature, foreseen or unforeseen, incurred by any Person, or against any sums payable in respect of the Notes or under the Note Purchase Agreement or this Guaranty, so that such sums would be rendered inadequate or would be unavailable to make the payments herein provided; or

                  (7) any order, judgment, decree, ruling or regulation (whether or not valid) of any court of any nation or of any political subdivision thereof or any body, agency, department, official or administrative or regulatory agency of any thereof or any other action, happening, event or reason whatsoever which shall delay, interfere with, hinder or prevent, or in any way adversely affect, the performance by the Company, any Guarantor or any other Person of its respective obligations under or in respect of the Notes, the Note Purchase Agreement, this Guaranty or any other agreement; or

Libbey Glass Inc.                                                     Subsidiary

                  (8) the failure of any Guarantor to receive any benefit from or as a result of its execution, delivery and performance of this Guaranty; or

                  (9) any failure or lack of diligence in collection or protection, failure in presentment or demand for payment, protest, notice of protest, notice of default and of nonpayment, any failure to give notice to any Guarantor of failure of the Company, any other Guarantor or any other Person to keep and perform any obligation, covenant or agreement under the terms of the Notes, the Note Purchase Agreement, this Guaranty or any other agreement or failure to resort for payment to the Company, any other Guarantor or to any other Person or to any other guaranty or to any property, security, Liens or other rights or remedies; or

                  (10) the acceptance of any additional security or other guaranty, the advance of additional money to the Company or any other Person, the renewal or extension of the Notes or amendments, modifications, consents or waivers with respect to the Notes, the Note Purchase Agreement or any other agreement, or the sale, release, substitution or exchange of any security for the Notes; or

                  (11) any change in the ownership of any shares of the Company, any Guarantor or any other Person; or

                  (12) any defense whatsoever that: (i) the Company or any other Person might have to the payment of the Notes (principal, Make-Whole Amount, if any, Series B Premium Amount, if any, LIBOR Breakage Amount, if any, or interest), other than payment thereof in Federal or other immediately available funds, or (ii) the Company or any other Person might have to the performance or observance of any of the provisions of the Notes, the Note Purchase Agreement or any other agreement, whether through the satisfaction or purported satisfaction by the Company, any other Guarantor or any other Person of its debts due to any cause such as bankruptcy, insolvency, receivership, merger, consolidation, reorganization, dissolution, liquidation, winding-up or otherwise; or

                  (13) any act or failure to act with regard to the Notes, the Note Purchase Agreement, this Guaranty or any other agreement or anything which might vary the risk of any Guarantor or any other Person; or

                  (14) any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Guarantor or any other Person in respect of the obligations of any Guarantor or other Person under this Guaranty or any other agreement other than the final and indefeasible payment in full of cash of the Notes;

provided that the specific enumeration of the above-mentioned acts, failures or omissions shall not be deemed to exclude any other acts, failures or omissions, though not specifically mentioned above, it being the purpose and intent of this Guaranty that the obligations of each Guarantor shall be absolute, irrevocable and unconditional and shall not be discharged, impaired or varied except by the payment of the principal of, Make-Whole Amount, if any, Series B Premium Amount, if any, LIBOR Breakage Amount, if and interest on the Notes in accordance with their

Libbey Glass Inc.                                                     Subsidiary

respective terms whenever the same shall become due and payable as in the Notes provided and all other sums due and payable under the Note Purchase Agreement, at the place specified in and all in the manner and with the effect provided in the Notes and the Note Purchase Agreement, as each may be amended or modified from time to time. Without limiting the foregoing, it is understood that repeated and successive demands may be made and recoveries may be had hereunder as and when, from time to time, the Company shall default under or in respect of the terms of the Notes or the Note Purchase Agreement and that notwithstanding recovery hereunder for or in respect of any given default or defaults by the Company under the Notes or the Note Purchase Agreement, this Guaranty shall remain in full force and effect and shall apply to each and every subsequent default.

         (d) All rights of any Holder hereunder may be transferred or assigned at any time and shall be considered to be transferred or assigned at any time or from time to time upon the transfer of any Note whether with or without the consent of or notice to the Guarantors under this Guaranty or to the Company.

         (e) To the extent of any payments made under this Guaranty, each Guarantor shall be subrogated to the rights of the Holder upon whose Notes such payment was made, but such Guarantor covenants and agrees that such right of subrogation shall be subordinate in right of payment to the prior indefeasible final payment in cash in full of all amounts due and owing by the Company with respect to the Notes and the Note Purchase Agreement and by the Guarantors under this Guaranty, and the Guarantors shall not take any action to enforce such right of subrogation, and the Guarantors shall not accept any payment in respect of such right of subrogation, until all amounts due and owing by the Company under or in respect of the Notes and the Note Purchase Agreement and all amounts due and owing by the Guarantors hereunder have indefeasibly been finally paid in cash in full. If any amount shall be paid to any Guarantor in violation of the preceding sentence at any time prior to the later of the indefeasible payment in cash in full of the Notes and all other amounts payable under the Notes, the Note Purchase Agreement and this Guaranty, such amount shall be held in trust for the benefit of the Holders and shall forthwith be paid to the Holders to be credited and applied to the amounts due or to become due with respect to the Notes and all other amounts payable under the Note Purchase Agreement and this Guaranty, whether matured or unmatured. Each Guarantor acknowledges that it has received direct and indirect benefits from the financing arrangements contemplated by the Note Purchase Agreement and that the waiver set forth in this paragraph (e) is knowingly made as a result of the receipt of such benefits.

         (f) Each Guarantor agrees that to the extent the Company, any other Guarantor or any other Person makes any payment on any Note, which payment or any part thereof is subsequently invalidated, voided, declared to be fraudulent or preferential, set aside, recovered, rescinded or is required to be retained by or repaid to a trustee, receiver, or any other Person under any bankruptcy code, common law, or equitable cause, then and to the extent of such payment, the obligation or the part thereof intended to be satisfied shall be revived and continued in full force and effect with respect to the Guarantors' obligations hereunder, as if said payment had not been made. The liability of the Guarantors hereunder shall not be reduced or discharged, in whole or in part, by any payment to any Holder from any source that is thereafter paid, returned or refunded in whole or in part by reason of the assertion of a claim of any kind relating

Libbey Glass Inc.                                                     Subsidiary

thereto, including, but not limited to, any claim for breach of contract, breach of warranty, preference, illegality, invalidity, or fraud asserted by any account debtor or by any other Person.

         (g) No Holder shall be under any obligation: (1) to marshall any assets in favor of the Guarantors or in payment of any or all of the liabilities of the Company under or in respect of the Notes or the obligations of the Guarantors hereunder or (2) to pursue any other remedy that the Guarantors may or may not be able to pursue themselves and that may lighten the Guarantors' burden, any right to which each Guarantor hereby expressly waives.

         (h) The obligations of each Guarantor under this Guaranty rank pari passu in right of payment with all other Debt of such Guarantor which is not secured or which is not expressly subordinated in right of payment to any other Debt of such Guarantor.

SECTION 5.           REPRESENTATIONS AND WARRANTIES OF THE GUARANTORS.

         Each Guarantor represents and warrants to each Holder that:

         (a) Such Guarantor is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on (1) the ability of such Guarantor to perform its obligations under this Guaranty, or (2) the validity or enforceability of this Guaranty (herein in this Section 5, a "Material Adverse Effect"). Such Guarantor has the power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Guaranty and to perform the provisions hereof.

         (b) This Guaranty has been duly authorized by all necessary corporate action on the part of such Guarantor, and this Guaranty constitutes a legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms, except as such enforceability may be limited by (1) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or conveyance or other similar laws affecting the enforcement of creditors' rights generally and (2) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         (c) The execution, delivery and performance by such Guarantor of this Guaranty will not (1) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of such Guarantor or any of its Subsidiaries under its corporate charter or by-laws, or other equivalent formation or governing document, or except for contraventions, breaches or defaults which could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, under any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, or any other agreement or instrument to which such Guarantor or any of its subsidiaries is bound or by which such Guarantor or any of its subsidiaries or any of their respective properties may be bound or affected, (2) conflict with or

Libbey Glass Inc.                                                     Subsidiary

result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to such Guarantor or any of its subsidiaries or (3) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the such Guarantor or any of its Subsidiaries.

         (d) No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by such Guarantor of this Guaranty.

         (e) Such Guarantor is solvent, has capital not unreasonably small in relation to its business or any contemplated or undertaken transaction and has assets having a value both at fair valuation and at present fair salable value greater than the amount required to pay its debts as they become due and greater than the amount that will be required to pay its probable liability on its existing debts as they become absolute and matured. Such Guarantor does not intend to incur, or believe that it will incur, debts beyond its ability to pay such debts as they become due. Such Guarantor will not be rendered insolvent by the execution and delivery of, and performance of its obligations under, this Guaranty. Such Guarantor does not intend to hinder, delay or defraud its creditors by or through the execution and delivery of, or performance of its obligations under, this Guaranty.

SECTION 6.           AMENDMENTS, WAIVERS AND CONSENTS.

         (a) This Guaranty may be amended, and the observance of any term hereof may be waived (either retroactively or prospectively), with (and only with) the written consent of each Guarantor and the Required Holders, except that (1) no amendment or waiver of any of the provisions of Section 2, 3 or 4, or any defined term (as it is used therein), will be effective as to any Holder unless consented to by such Holder in writing, (2) no such amendment or waiver may, without the written consent of each Holder, (i) change the percentage of the principal amount of the Notes the Holders of which are required to consent to any such amendment or waiver, or (ii) amend this Section 6, and (3) this Guaranty may be amended by the addition of additional Guarantors pursuant to a Guaranty Joinder.

         (b) The Guarantors will provide each Holder (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such Holder to make an informed decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof. The Guarantors will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 6 to each Holder promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite Holders.

         (c) Each Guarantor agrees it will not directly or indirectly pay or cause to be paid any remuneration, whether by way of fee or otherwise, or grant any security, to any Holder as consideration for or as an inducement to the entering into by any Holder of any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each Holder even if such Holder did not consent to such waiver or amendment.

Libbey Glass Inc.                                                     Subsidiary

         (d)      Any amendment or waiver consented to as provided in this
Section 6 applies equally to all Holders and is binding upon them and upon each future holder and upon the Guarantors. No such amendment or waiver will extend to or affect any obligation, covenant or agreement not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Guarantors and any Holder nor any delay in exercising any rights hereunder shall operate as a waiver of any rights of any Holder. As used herein, the term "this Guaranty" and references thereto shall mean this Guaranty as it may from time to time be amended or supplemented.

SECTION 7.           NOTICES.

         All notices and communications provided for hereunder shall be in writing and sent (a) by telefacsimile if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

                  (1) if to a Note Purchaser, to such Note Purchaser at the address specified for such communications on Schedule A to the Note Purchase Agreement, or at such other address as such Note Purchaser shall have specified to any Guarantor or the Company in writing,

                  (2) if to any other Holder, to such Holder at such address as such Holder shall have specified to any Guarantor or the Company in writing, or

                  (3) if to a Guarantor, to such Guarantor c/o the Parent Guarantor at 300 Madison Avenue, Toledo, Ohio 43699-0060, to the attention of the Chief Financial Officer, or at such other address as such Guarantor shall have specified to the Holders in writing.

Notices under this Section 7 will be deemed given only when actually received.

SECTION 8.           MISCELLANEOUS.

         (a) No remedy herein conferred upon or reserved to any Holder is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Guaranty now or hereafter existing at law or in equity. No delay or omission to exercise any right or power accruing upon any default, omission or failure of performance hereunder shall impair any such right or power or shall be construed to be a waiver thereof but any such right or power may be exercised from time to time and as often as may be deemed expedient. In order to entitle any Holder to exercise any remedy reserved to it under the Guaranty, it shall not be necessary for such Holder to physically produce its
Note in any proceedings instituted by it or to give any notice, other than such notice as may be herein expressly required.

         (b) The Guarantors will pay all sums becoming due under this Guaranty by the method and at the address specified for such purpose in the Note Purchase Agreement, or by such other

Libbey Glass Inc.                                                     Subsidiary

reasonable method or at such other address as any Holder shall have from time to time specified to the Guarantors in writing for such purpose, without the presentation or surrender of this Guaranty or any Note.

         (c) Any provision of this Guaranty that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

         (d) If the whole or any part of this Guaranty shall be now or hereafter become unenforceable against any one or more of the Guarantors for any reason whatsoever or if it is not executed by any one or more of the Guarantors, this Guaranty shall nevertheless be and remain fully binding upon and enforceable against each other Guarantor as if it had been made and delivered only by such other Guarantors.

         (e) This Guaranty shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of each Holder and its successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not, so long as its Notes remain outstanding and unpaid.

         (f) This Guaranty may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

         (g) This Guaranty shall be construed and enforced in accordance with, and the rights of the parties shall be governed by the law of the State of New York.

Libbey Glass Inc.                                                     Subsidiary

         IN WITNESS WHEREOF, each of the undersigned has caused this Guaranty to be duly executed by an authorized representative as of date first written above.

                                        THE DRUMMOND GLASS COMPANY

                                        By:      /s/  Kenneth A. Boerger
                                           ----------------------------------
                                           Name: Kenneth A. Boerger
                                           Title: Vice President and Treasurer

                                        SYRACUSE CHINA COMPANY

                                        By:      /s/  Kenneth A. Boerger
                                           ----------------------------------
                                           Name: Kenneth A. Boerger
                                           Title: Vice President and Treasurer

                                        WORLD TABLEWARE INC.

                                        By:      /s/  Kenneth A. Boerger
                                           ----------------------------------
                                           Name: Kenneth A. Boerger
                                           Title: Vice President and Treasurer

                                        LGA3 CORP.

                                        By:      /s/  Kenneth A. Boerger
                                           ----------------------------------
                                           Name: Kenneth A. Boerger
                                           Title: Vice President and Treasurer

                                        LGA4 CORP.

                                        By:      /s/  Kenneth A. Boerger
                                           ----------------------------------
                                           Name: Kenneth A. Boerger
                                           Title: Vice President and Treasurer

Libbey Glass Inc.                                                     Subsidiary

                                        LGFS INC.

                                          By:     /s/  Kenneth A. Boerger
                                          -----------------------------------
                                          Name: Kenneth A. Boerger
                                          Title: Vice President and Treasurer

                                        LGAC LLC

                                          By:     /s/  Kenneth A. Boerger
                                          -----------------------------------
                                          Name: Kenneth A. Boerger
                                          Title: Vice President and Treasurer

                                        LGC CORPORATION

                                          By:     /s/  Kenneth A. Boerger
                                          -----------------------------------
                                          Name: Kenneth A. Boerger
                                          Title: Vice President and Treasurer

                                        TRAEX COMPANY

                                          By:     /s/  Kenneth A. Boerger
                                          ------------------------------------
                                          Name: Kenneth A. Boerger
                                          Title: Vice President and Treasurer